Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT
      In connection with the Report of The Allied Defense Group Inc. (“Allied”) on Form 10-K of the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, John G. Meyer, Jr. as Chief Executive Officer and Charles A. Hasper as Chief Financial Officer of Allied, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Allied.

/s/ Charles A. Hasper Charles A. Hasper Chief Financial Officer March 31, 2005	/s/ John G. Meyer, Jr. John G. Meyer, Jr. Chief Executive Officer March 31, 2005

E-6